     As filed with the Securities and Exchange Commission on August 29, 1997
                                            Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                          CADENCE DESIGN SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------

        DELAWARE                                      77-0148231
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                             ----------------------

                          CADENCE DESIGN SYSTEMS, INC.
                           2655 SEELY ROAD, BUILDING 5
                               SAN JOSE, CA 95134
                                 (408) 943-1234

              -----------------------------------------------------
                    (Address of principal executive offices)

                             ----------------------

                        1990 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                           R.L. SMITH MCKEITHEN, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                          CADENCE DESIGN SYSTEMS, INC.
                           2655 SEELY ROAD, BUILDING 5
                               SAN JOSE, CA 95134
                                 (408) 943-1234

            (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)


                             ----------------------

                                   Copies to:
  R.L. Smith McKeithen, Esq.                           Alan C. Mendelson, Esq.
  Vice President and General Counsel                   Cooley Godward LLP
  Cadence Design Systems, Inc.                         Five Palo Alto Square
  2655 Seely Road, Building 5                          3000 El Camino Real
  San Jose, CA 95134                                   Palo Alto, CA 94306
  (408) 943-1234                                       (650) 843-5000

                             ----------------------



                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TITLE OF SECURITIES TO       AMOUNT TO BE        PROPOSED MAXIMUM OFFERING        PROPOSED MAXIMUM              AMOUNT OF
     BE REGISTERED            REGISTERED             PRICE PER SHARE (1)      AGGREGATE OFFERING PRICE(1)    REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.01)                   2,000,000           $ 46.09375                   $ 92,187,500.00                $ 27,935.58
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the average of the high and low sales price of Registrant's Common Stock on August 22, 1997 as reported on the New York Stock Exchange.

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


                    INCORPORATION BY REFERENCE OF CONTENTS OF
    REGISTRATION STATEMENTS ON FORM S-8 NOS. 33-43025; 33-48371 AND 33-53913


     The contents of Registration Statements on Form S-8 Nos. 33-43025; 33-48371 and 33-53913 filed with the Securities and Exchange Commission on September 30, 1991, June 4, 1992 and May 27, 1994, respectively, are incorporated by reference herein.



                                    EXHIBITS


EXHIBIT
NUMBER
-------

5         Opinion of Cooley Godward LLP

23.1      Consent of Arthur Andersen LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24        Power of Attorney is contained on the signature pages.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on August 29, 1997.


                              CADENCE DESIGN SYSTEMS, INC.

\
                              By: /s/ Joseph B. Costello
                                  ------------------------------
                                      Joseph B. Costello
                                      President and
                                      Chief Executive Officer



                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph B. Costello, H. Raymond Bingham and R.L. Smith McKeithen, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                    TITLE                                        DATE

/s/ Joseph B. Costello                       President,                                   August 29, 1997
-----------------------------------          Chief Executive Officer and
   (Joseph B. Costello)                      Director
                                             (Principal Executive Officer)

/s/ H. Raymond Bingham                       Executive Vice President and                 August 29, 1997
-----------------------------------          Chief Financial Officer
   (H. Raymond Bingham)                      (Principal Financial Officer)

/s/ William Porter                           Vice President, Corporate                    August 29, 1997
-----------------------------------          Controller and Assistant Secretary
    (William Porter)                         (Principal Accounting Officer)

/s/ Carol Bartz                              Director                                     August 29, 1997
-----------------------------------
    (Carol Bartz)

/s/ Leonard Y. W. Liu                        Director                                     August 29, 1997
-----------------------------------
   (Leonard Y. W. Liu)

/s/ Donald L. Lucas                          Director and Chairman                        August 29, 1997
-----------------------------------
   (Donald L. Lucas)

/s/ Alberto Sangiovanni-Vincentelli          Director                                     August 29, 1997
-----------------------------------
   (Alberto Sangiovanni-Vincentelli)

/s/ George M. Scalise                        Director                                     August 29, 1997
-----------------------------------
   (George M. Scalise)

/s/ John B. Shoven                           Director                                     August 29, 1997
-----------------------------------
   (John B. Shoven)

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION

 5             Opinion of Cooley Godward LLP

23.1           Consent of Arthur Andersen LLP

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement

24             Power of Attorney is contained on the signature pages.